SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2023
SHORT-TERM BORROWINGS
SHORT-TERM BORROWINGS

9. SHORT-TERM BORROWINGS

In December 2022, I-Mab Shanghai borrowed a loan of RMB18,956 from Shanghai Pudong Development Bank Co., Ltd. for a term of six months and at the interest rate of 3.40% per annum. To facilitate this borrowing, I-Mab Hong Kong placed cash deposits of USD5,000 (equivalent to approximately RMB34,823) with the bank. The use of such cash deposits and the interest earned thereon are restricted by the bank during the period of the borrowing. This borrowing was repaid in full and the restrictions on the cash deposits were thereof released in 2023.

9. SHORT-TERM BORROWINGS (CONTINUED)

In June 2023, I - Mab Shanghai borrowed credit loans with a total amount of RMB29,970 from China Merchants Bank for a term of six months and at the interest rate of 3.40% per annum. These borrowings were extended in the fourth quarter of 2023 and were fully repaid in March 2024 subsequently.